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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                             GTE SOUTH INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    VIRGINIA
         (State or other jurisdiction of incorporation or organization)

       2-36292                                      56-0656680
(Commission File Number)                   (IRS Employer Identification No.)





600 Hidden Ridge, HQE04B12 - Irving, Texas               75038
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     214-718-5600

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                             GTE SOUTH INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE South Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $509.9 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.

In addition, the Company announced through its parent, GTE Corporation, that it will refinance, on a long-term basis, approximately $248.6 million of its long-term debt issues. The positive impact of these redemptions is not expected to have a significant effect on the Company's earnings over the next several years.





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                             GTE SOUTH INCORPORATED

               UNAUDITED CONDENSED PRO FORMA STATEMENTS OF INCOME


                                                    As Reported                              Pro Forma
                                                    Nine Months                             Nine Months
                                                       Ended                                   Ended
                                                   September 30,       Pro Forma           September 30,
                                                       1995            Adjustments             1995
                                                  --------------      -------------       --------------
                                                                  (Thousands of Dollars)

OPERATING REVENUES                                  $    966,796        $    13,199 (1)      $   979,995

OPERATING EXPENSES

   Cost of sales and services                            351,576                                 351,576
   Depreciation and amortization                         206,429                                 206,429
   Selling, general & administrative                     124,319             13,199 (1)          137,518
                                                    ------------        -----------          -----------
       Total operating expenses                          682,324             13,199              695,523
                                                    ------------        -----------          -----------
OPERATING INCOME                                         284,472                 --              284,472
                                                    ------------        -----------          -----------
OTHER DEDUCTIONS                                          24,164                                  24,164
                                                    ------------        -----------          -----------
   Income before income taxes                            260,308                 --              260,308

INCOME TAXES                                              99,419                                  99,419
                                                    ------------        -----------          -----------
   Income before extraordinary charge                    160,889                 --              160,889

EXTRAORDINARY CHARGE                                          --           (509,881)(2)         (509,881)
                                                    ------------        -----------          -----------
   Net income (loss)                                $    160,889        $  (509,881)         $  (348,992)
                                                    ============        ===========          ===========

See Notes to Unaudited Condensed Pro Forma Financial Information.


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                             GTE SOUTH INCORPORATED

               UNAUDITED CONDENSED PRO FORMA STATEMENTS OF INCOME


                                                   As Reported                               Pro Forma
                                                    Year Ended                               Year Ended
                                                   December 31,          Pro Forma           December 31,
                                                       1994             Adjustments             1994
                                                  ------------       ---------------        --------------
                                                                  (Thousands of Dollars)

OPERATING REVENUES                                $  1,221,418          $     28,986 (1)     $   1,250,404

OPERATING EXPENSES

   Cost of sales and services                          506,921                                     506,921
   Depreciation and amortization                       262,877                                     262,877
   Selling, general & administrative                   183,272                28,986 (1)           212,258
                                                  ------------          ------------         -------------
       Total operating expenses                        953,070                28,986               982,056
                                                  ------------          ------------         -------------
OPERATING INCOME                                       268,348                    --               268,348
                                                  ------------          ------------         -------------
OTHER DEDUCTIONS                                        61,853                                      61,853
                                                  ------------          ------------         -------------
   Income before income taxes                          206,495                    --               206,495

INCOME TAXES                                            77,308                                      77,308
                                                  ------------          ------------         -------------
   Income before extraordinary charge                  129,187                    --               129,187

EXTRAORDINARY CHARGE                                       --               (509,881) (2)         (509,881)
                                                  ------------          ------------         -------------
   Net income (loss)                              $    129,187          $   (509,881)        $    (380,694)
                                                  ============          ============         =============

See Notes to Unaudited Condensed Pro Forma Financial Information.





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                             GTE SOUTH INCORPORATED

                  UNAUDITED CONDENSED PRO FORMA BALANCE SHEET


                                                   As Reported                               Pro Forma
                                                  September 30,          Pro Forma          September 30,
                                                       1995             Adjustments            1995
                                                  -------------         ------------        -------------
                                                                  (Thousands of Dollars)
                      ASSETS
                      ------
CURRENT ASSETS:

  Cash                                             $     16,615                               $    16,615
  Receivables, less allowance
   of $18,356                                           173,316                                   173,316
  Materials and supplies                                 23,132                                    23,132
  Deferred income tax benefits                           20,567                                    20,567
  Prepayments and other                                  17,748                                    17,748
                                                   ------------        -------------          -----------
   Total current assets                                 251,378                                   251,378
                                                   ------------        -------------          -----------
PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                       3,928,529                                 3,928,529
  Accumulated depreciation                           (1,552,368)       $    (824,343) (3)      (2,376,711)
                                                   ------------        -------------          -----------
   Net property, plant and equipment                  2,376,161             (824,343)           1,551,818
                                                   ------------        -------------          -----------
PREPAID PENSION COSTS                                    76,941                                    76,941
                                                   ------------        -------------          -----------
OTHER ASSETS                                             30,144               (4,197) (4)          25,947
                                                   ------------        -------------          -----------
     Total Assets                                  $  2,734,624        $    (828,540)         $ 1,906,084
                                                   ============        =============          ===========

See Notes to Unaudited Condensed Pro Forma Financial Information.


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                             GTE SOUTH INCORPORATED

                  UNAUDITED CONDENSED PRO FORMA BALANCE SHEET


                                                    As Reported                              Pro Forma
                                                   September 30,         Pro Forma          September 30,
                                                       1995             Adjustments            1995
                                                   -------------        ------------       ------------
                                                                  (Thousands of Dollars)

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:

  Short-term debt, including current maturities     $    108,370                           $    108,370
  Accounts payable                                        87,940                                 87,940
  Accrued taxes                                           59,917                                 59,917
  Accrued payroll and vacations                           31,034                                 31,034
  Accrued dividends                                       56,969                                 56,969
  Accrued interest                                        12,119                                 12,119
  Accrued restructuring costs and other                  127,769                                127,769
                                                    ------------        ------------       ------------
   Total current liabilities                             484,118                                484,118
                                                    ------------        ------------       ------------
LONG-TERM DEBT                                           593,374        $     12,708 (5)        606,082
                                                    ------------        ------------       ------------
RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                  376,033            (331,367)(6)         44,666
  Employee benefit obligations                           130,881                                130,881
  Restructuring costs and other                           73,894                                 73,894
                                                    ------------        ------------       ------------
   Total reserves and deferred credits                   580,808            (331,367)           249,441
                                                    ------------        ------------       ------------
PREFERRED STOCK, subject to mandatory
  redemption                                               2,757                                  2,757
                                                    ------------        ------------       ------------
SHAREHOLDERS' EQUITY:
  Preferred stock                                            412                                    412
  Common stock                                           525,000                                525,000
  Other capital                                           58,320                                 58,320
  Reinvested earnings (deficit)                          489,835            (509,881)(2)        (20,046)
                                                    ------------        ------------       ------------
   Total shareholders' equity                          1,073,567            (509,881)           563,686
                                                    ------------        ------------       ------------
     Total Liabilities and Shareholders' Equity     $  2,734,624        $   (828,540)      $  1,906,084
                                                    ============        ============       ============

See Notes to Unaudited Condensed Pro Forma Financial Information.


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
                             GTE SOUTH INCORPORATED

                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 - 5 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory assets and the write-off of the original debt issuance costs associated with $248.6 million of long-term debt that will be refinanced.

(5) Represents the costs associated with refinancing $248.6 million of long-term debt.

(6) Represents the tax effect of the adjustments described in notes 3 - 5 above.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GTE SOUTH INCORPORATED
                                       (Registrant)

Date: November 13, 1995           By   William M. Edwards III
                                     --------------------------
                                       William M. Edwards III
                                            Controller
                                      (Chief Accounting Officer)


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